UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

Angi Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Reverse Stock Split

On March 6, 2025, the Board of Directors of Angi Inc. (“Angi” or the “Company”) approved an effective date of March 24, 2025 for the reverse stock split (the “Reverse Stock Split”) of the shares of outstanding Angi Class A common stock, par value $0.001 per share (“Angi Class A common stock”) and Angi Class B common stock, par value $0.001 per share (“Angi Class B common stock) at a ratio of one-for-ten. The Reverse Stock Split was previously approved by the Angi Board of Directors and by the requisite Angi stockholder approval, as described in the Information Statement on Schedule 14C (the “Information Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 18, 2025.

Spin-Off from IAC Inc.

On March 7, 2025, the Board of Directors of IAC Inc. (“IAC”), the controlling stockholder of Angi, approved the planned spin-off of Angi and declared a special dividend (the “Distribution”) of all of the shares of Angi capital stock held by IAC to the holders of IAC common stock, par value $0.0001 per share (the “IAC common stock”), and IAC Class B common stock, par value $0.0001 per share (the “IAC Class B common stock” and together with the IAC common stock, “IAC Stock”).

The special dividend will be paid by IAC through the distribution of shares of Angi Class A common stock owned by IAC on the distribution date of March 31, 2025 (which shares of Angi Class A common stock will include all shares of Angi Class B common stock previously owned by IAC that IAC will convert to shares of Angi Class A common stock on a one-for-one basis prior to the Distribution) to the holders of record of IAC Stock as of the close of business on March 25, 2025 (the “Record Date”), on a pro rata basis, subject to the the satisfaction or waiver of certain conditions to the Distribution, as described in the Registration Statement on Form S-3 (File No. 333-284531) (the “Form S-3”) filed by the Company and declared effective by the SEC on February 14, 2025 in connection with the Distribution. After the completion of the Distribution, IAC will no longer own any shares of Angi capital stock.

Based on the number of shares of IAC Stock issued and outstanding and the number of shares of Angi capital stock owned by IAC, in each case as of March 7, 2025 and adjusted for the anticipated occurrence of the contemplated Reverse Stock Split prior to the completion of the Distribution, IAC has informed Angi that approximately 0.5178 shares of Angi Class A common stock would be distributed in respect of each share of IAC Stock held by IAC stockholders as of the Record Date (were the Distribution to occur based on shares owned and outstanding as of March 7, 2025). The number of outstanding shares of IAC Stock and number of shares of Angi capital stock held by IAC may change prior to the Record Date and the completion of the Distribution, and therefore the actual number of shares of Angi Class A common stock to be distributed per share of IAC Stock is not yet determinable. No fractional shares of Angi Class A common stock will be received by IAC stockholders. Instead, IAC stockholders will receive a cash payment in lieu of any fractional share of Angi Class A common stock that they otherwise would have received.

IAC expects that, beginning on or shortly before the Record Date and continuing up to and through the distribution date of March 31, 2025, Angi Class A common stock will continue to trade on Nasdaq under the ticker “ANGI” and will also trade on a “when-issued” basis with respect to the shares that are anticipated to be issued in the Distribution, and there will be two markets in IAC common stock: a “regular-way” market (in which shares of IAC common stock will trade with an entitlement to the special dividend of shares of Angi Class A common stock) and an “ex-distribution” market (in which shares of IAC common stock will trade without an entitlement to the special dividend of shares of Angi Class A common stock).

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the future financial performance of the Company and its businesses, business prospects and strategy, the contemplated Distribution and its anticipated benefits, the contemplated Reverse Stock Split, anticipated trends and prospects in the home services industry and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) the continued migration of the home services market online, (ii) Angi’s ability to market its various products and services in a successful and cost-effective manner, (iii) the continued prominence of the display of links to websites offering Angi’s products and services in search results, (iv) Angi’s ability to expand its pre-priced offerings, while balancing the overall mix of service requests and directory services on Angi platforms, (v) Angi’s ability to establish and maintain relationships with quality and trustworthy professionals, (vi) Angi’s continued ability to develop and monetize versions of its products and services for mobile and other digital devices, (vii) Angi’s ability to access, share, use and protect the personal data of consumers, (viii) Angi’s continued ability to communicate with consumers and professionals via e-mail (or other sufficient means), (ix) Angi’s ability to continue to generate leads for professionals given changing requirements applicable to certain communications with consumers, (x) any challenge to the contractor classification or employment status of Angi’s professionals, (xi) Angi’s ability to compete, (xii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which Angi’s businesses operate, as well as geopolitical conflicts, (xiii) Angi’s ability to maintain and/or enhance its various brands, (xiv) Angi’s ability to protect its systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties who whom Angi does business), (xv) the occurrence of data security breaches and/or fraud, (xvi) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xvii) the integrity, quality, efficiency and scalability of Angi’s systems, technology and infrastructures (and those of third parties with whom Angi does business), (xviii) changes in key personnel, (xix) various risks related to Angi’s relationship with IAC, (xx) Angi’s ability to generate sufficient cash to service its indebtedness, (xxi) certain risks related to ownership of Angi capital stock and (xxii) risks related to the completion of the contemplated Reverse Stock Split and the contemplated Distribution. Certain of these and other risks and uncertainties are described in Angi’s and IAC’s respective filings with the SEC, including the most recent Annual Reports on Form 10-K filed by Angi and IAC with the SEC on February 28, 2025, the Form S-3, the Information Statement and subsequent reports that Angi or IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect Angi’s or IAC’s business, financial condition and results of operations may arise from time to time. It is not possible for management to predict all risks, nor can Angi assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements Angi may make. Except as required by law, Angi undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing Angi’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

	By:	/s/ Shannon M. Shaw
	Name:	Shannon M. Shaw
	Title:	Chief Legal Officer
Date: March 10, 2025